UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2009

BAKBONE SOFTWARE INCORPORATED

(Exact name of registrant as specified in its charter)

Canada	000-12230	Not Applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9540 Towne Center Drive, Suite 100

San Diego, California 92121

(Address of Principal Executive Offices) (Zip Code)

(858) 450-9009

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On May 11, 2009, BakBone Software Incorporated, a Canadian corporation (the “Company”), Chickasaw Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of the Company (“Merger Sub”), Chickasaw Acquisition Corporation II, a Delaware corporation and a wholly-owned subsidiary of the Company (“Merger Sub II”), ColdSpark, Inc., a Delaware corporation (“ColdSpark”) and Tom Neustaetter as stockholder representative entered into an Agreement and Plan of Merger (the “Merger Agreement”).

Subject to the terms and conditions of the Merger Agreement, upon the filing of a certificate of merger with the Delaware Secretary of State, Merger Sub was merged with and into ColdSpark (the “Merger”), with ColdSpark surviving the Merger as a wholly-owned subsidiary of the Company. The Merger is intended to qualify as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

The Merger Agreement provides for the payment by the Company of aggregate merger consideration of $8,125,000 in cash and 18,169,780 Company common shares (having a deemed value of $7,813,005.40) (the “Company Shares”). The merger consideration will be paid pursuant to the following schedule: (i) $1,500,000 and 9,117,877 common shares shall be paid at closing, provided that $750,000 of the cash amount payable at closing shall be paid thirteen months after the closing date along with interest at the rate equal to the greater of (A) the applicable prime rate as reported in the Wall Street Journal on the closing date plus 3.5% or (B) 8% (the “Interest Rate”); (ii) $1,500,000 and 3,488,383 common shares shall be paid thirteen months after the closing date; (iii) $1,500,000 and 3,488,383 common shares shall be paid twenty-five months after the closing date; and (iv) $3,625,000 and 2,075,137 common shares shall be paid thirty-seven months after the closing date. The Company may, at its discretion, defer all or a portion of the cash amounts payable in (ii) and (iii) above by issuing a number of Company Shares equal to the deferred amount, provided that the Company shall pay interest on any deferred cash payment at the Interest Rate.

$1,625,000 of the merger consideration is available to the Company to satisfy certain indemnification obligations pursuant to the terms of the Merger Agreement. Subject to the terms of the Merger Agreement, the Company is entitled to satisfy any indemnification claims by reducing each subsequent payment of merger consideration by a pro rata amount of the indemnification claims, 50% in Company Shares and 50% in cash.

The Merger Agreement also provides that the holders of the Company Shares may include such shares in certain registration statements filed by the Company. Further, the holders of the Company Shares may, subject to certain restrictions, cause the Company to file a resale registration statement on Form S-3 covering the Company Shares.

Ian Bonner, a member of the Company’s Board of Directors, had served as the Chief Executive Officer of ColdSpark from March 2008 through November 2008 and from November 2008 till April 2009 as Acting CEO. Mr. Bonner waived his right to receive any consideration or other payments in connection with the Merger and waived all compensation related to his services to ColdSpark accrued from November 2008. Mr. Bonner abstained from voting when the Company’s Board of Directors voted to approve the Merger.

On May 13, 2009, the Company, Merger Sub, Merger Sub II and ColdSpark consummated the Merger in accordance with the terms of the Merger Agreement. Upon the closing of the Merger, all outstanding shares of ColdSpark capital stock were converted into the right to receive a portion of the merger consideration. Further, each ColdSpark stock option outstanding immediately prior to the closing of the Merger was cancelled in exchange for a cash payment equal to the product of (i) the number of shares of common stock for which such stock option was exercisable and (ii) the excess, if any, of the merger consideration per share over the exercise price of such stock option.

Within thirty days of the Merger closing date the Company will file a certificate of merger with the Delaware Secretary of State which will effect the merger of ColdSpark with and into Merger Sub II, with Merger Sub II surviving the merger as a wholly-owned subsidiary of the Company. Merger Sub II will thereafter be known as “ColdSpark.”

The Company Shares were issued pursuant to an exemption from registration under Section 4(2) of the Securities Act of 1933.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by the Merger Agreement attached as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference. The Company issued a press release on May 14, 2009 regarding the execution of the Merger Agreement, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, Merger Sub, Merger Sub II or ColdSpark. The Merger Agreement contains representations and warranties that each of the Company, Merger Sub, Merger Sub II and ColdSpark made to the other. The assertions embodied in those representations and warranties are qualified by information in confidential disclosure schedules that the parties have exchanged in connection with signing the Merger Agreement. The disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. Accordingly, investors should not rely on the representations and warranties as characterizations of the actual state of facts at the time they were made or otherwise.

Item 2.01	Completion of Acquisition or Disposition of Assets

The information set forth above under Item 1.01, Entry into a Material Definitive Agreement, is hereby incorporated by reference into this Item 2.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth above under Item 1.01, Entry into a Material Definitive Agreement, is hereby incorporated by reference into this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities

The information set forth above under Item 1.01, Entry into a Material Definitive Agreement, is hereby incorporated by reference into this Item 3.02.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The financial information required by this item, if any, with respect to the Merger, will be filed as soon as practicable, and in any event within the timeframe required by Form 8-K.

(b) Pro Forma Financial Information.

The pro forma financial information required by this item, if any, with respect to the Merger, will be filed as soon as practicable, and in any event within the timeframe required by Form 8-K.

(d) Exhibits.

2.1	Agreement and Plan of Merger, dated May 11, 2009, by and among BakBone Software Incorporated, Chickasaw Acquisition Corporation, Chickasaw Acquisition Corporation II, ColdSpark, Inc. and Tom Neustaetter as stockholder representative. Certain schedules and exhibits referenced in the Agreement and Plan of Merger have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request.

99.1	Press Release of BakBone Software Incorporated issued on May 14, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAKBONE SOFTWARE INCORPORATED

May 14, 2009	By:	/s/ Steven Martin
Steven Martin
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated May 11, 2009, by and among BakBone Software Incorporated, Chickasaw Acquisition Corporation, Chickasaw Acquisition Corporation II, ColdSpark, Inc. and Tom Neustaetter as stockholder representative. Certain schedules and exhibits referenced in the Agreement and Plan of Merger have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request.

99.1	Press Release of BakBone Software Incorporated issued on May 14, 2009.